Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report on Form 10-Q of Power Integrations, Inc. (the “Company”) for the fiscal quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jennifer A, Lloyd, Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 6, 2026	By:	/s/ JENNIFER A. LLOYD
Jennifer A. Lloyd Chief Executive Officer